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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2000


                             Alcan Aluminium Limited
                    -----------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     Canada
                         ------------------------------
                 (State or other jurisdiction of incorporation)


           1-3677                                         Inapplicable
-----------------------------                    -----------------------------
Commission File Number                      (I.R.S. Employer Identification No.)


          1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

                                 (514) 848-8000
                     ---------------------------------------
              (Registrant's telephone number, including area code)


The Registrant hereby amends its Current Report on Form 8-K filed on October 27, 2000 (i) to add a reference to the number and caption of Item 2 in addition to the reference to the number and caption of Item 5 included in the initial filing; and (ii) to include Financial Statements of Business Acquired and Pro Forma Financial Information in accordance with Items 7 (a) and 7 (b) within 60 days after the due date of initial filing.


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ITEM 2 and 5. Acquisition or Disposition of Assets
              ------------------------------------

              (As previously reported under Item 5 of the Registrant's Current Report on Form 8-K filed on October 27, 2000).

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (a)  Financial statements of business acquired ("algroup")

                   The audited consolidated balance sheets of Alusuisse Group Ltd. (formerly Alusuisse Lonza Group AG) ("algroup") and subsidiaries as of December 31, 1999, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1999.

                   The unaudited interim financial statements of algroup for the financial period ended June 30, 2000.

              (b)  Pro forma financial information

                   Unaudited pro forma combined balance sheet of Alcan Aluminium Limited ("Alcan") at June 30, 2000.

                   Unaudited pro forma combined statement of income from continuing operations of Alcan for the six months ended June 30, 2000.

                   Unaudited pro forma combined statement of income from continuing operations of Alcan for the year ended December 31, 1999.

                   Notes to unaudited pro forma combined financial statements.

              (c)  Exhibits

              23.1 Consent of independent auditors of Alusuisse Group Ltd.
                   (filed herewith)

              23.2 Consent of independent auditors of Alusuisse-Lonza America
                   Inc. (filed herewith)

              23.3 Consent of independent auditors of ALA (Nevada) Inc. (filed herewith)

              99.1 The audited consolidated balance sheets of algroup and subsidiaries as of December 31, 1999, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. (filed herewith)

              99.2 The unaudited interim financial statements of algroup for the financial period ended June 30, 2000. (filed herewith)

              99.3 Unaudited pro forma combined balance sheet of Alcan at
                   June 30, 2000. Unaudited pro forma combined statement of income from continuing operations of Alcan for the six months ended June 30, 2000. Unaudited pro forma combined statement of income from continuing operations of Alcan for the year ended December 31, 1999. Notes to unaudited pro forma combined financial statements. (filed herewith)


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               99.4 Cautionary Statement for purposes of the "Safe Harbor"
                    provisions of the Private Securities Litigation Reform Act of 1995. (filed herewith)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         ALCAN ALUMINIUM LIMITED




                                                By       /s/ Richard Genest
                                                         ------------------
                                                         Richard Genest
                                                         Controller


Date:  December 21, 2000






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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                      DESCRIPTION
-------                                     -----------

(23.1) Consent of independent auditors of Alusuisse Group Ltd. (filed herewith)

(23.2) Consent of independent auditors of Alusuisse-Lonza America Inc. (filed herewith)

(23.3)    Consent of independent auditors of ALA (Nevada) Inc. (filed herewith)

(99.1) The audited consolidated balance sheets of algroup and subsidiaries as of December 31, 1999, 1998 and 1997, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. (filed herewith)

(99.2) The unaudited interim financial statements of algroup for the financial period ended June 30, 2000. (filed herewith)

(99.3)    Unaudited pro forma combined balance sheet of Alcan at June 30, 2000.
          Unaudited pro forma combined statement of income from continuing operations of Alcan for the six months ended June 30, 2000. Unaudited pro forma combined statement of income from continuing operations of Alcan for the year ended December 31, 1999. Notes to unaudited pro forma combined financial statements. (filed herewith)

(99.4) Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. (filed herewith)




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